UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2021

Altabancorp

(Exact name of Registrant as Specified in Its Charter)

Utah	001-37416	87-0622021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street, American Fork, UT	84003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 642-3998

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to Vote of Security Holders

Altabancorp (the “Company”) held a virtual special meeting of its shareholders on August 31, 2021 (the “Special Meeting”). In conjunction with the Special Meeting, shareholders were asked to vote on three proposals, the voting results of each of which is provided below. Prior to the Special Meeting, the Company delivered a definitive proxy statement/prospectus (the “Proxy Statement”) to its shareholders describing the Special Meeting, each of the proposals the proposed merger of Glacier Bancorp, Inc. (“Glacier”), Glacier Bank, the Company, and Altabank (the “Bank”) and related information. The Proxy Statement was filed with the U.S. Securities and Exchange Commission on July 21, 2021.

As of the close of business on July 14, 2021, the record date for the Special Meeting, there were 18,882,463 of the Company’s common shares outstanding and entitled to vote. 15,756,567 of the Company’s common shares were represented at the Special Meeting by proxy or by attending the Special Meeting, representing approximately 83% of Company’s common shares outstanding as of the record date and entitled to vote at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. Virtual attendance at the Special Meeting constituted presence in person for purposes of satisfying the quorum and voting requirements. The following are the final voting results on the proposals, each of which is more fully described in the Proxy Statement.

Proposal 1: To consider and vote on a proposal to approve the Plan and Agreement of Merger, dated as of May 18, 2021 (the “merger agreement”), among Glacier, Glacier Bank, the Company, and the Bank.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,544,356	205,667	6,544	0

Proposal 2: To vote on an advisory (non-binding) proposal to approve the compensation that may become paid or payable to the named executive officers of the Company that is based on or otherwise relates to the merger.

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,324,647	3,900,079	5,531,842	0

Proposal 3: To approve one or more adjournments of the Company’s special meeting, if necessary or appropriate, including adjournments to solicit additional proxies in favor of approval of the merger agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,655,404	1,094,188	6,975	0

With respect to Proposal 3, although Proposal 3 would have received sufficient votes to be approved, no motion was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABANCORP

Date: September 1, 2021	By:	/s/ Mark K. Olson
Mark K. Olson
Executive Vice President and Chief Financial Officer